Exhibit 99.1

151 Farmington Avenue Hartford, Conn. 06156	Media Contact: Cynthia Michener 860-273-8553 michenerc@aetna.com
Investor Contact: Tom Cowhey 860-273-2402 cowheyt@aetna.com

News Release _________________________________________________________

AETNA COMPLETES SALE OF MISSOURI MEDICAID BUSINESS

HARTFORD, Conn., April 1, 2013 - Aetna (NYSE: AET) today announced that it has completed the sale of its Missouri Medicaid business, called Missouri Care, to WellCare Health Plans, Inc. (NYSE: WCG). Financial terms were not disclosed.

As previously announced, the sale of Missouri Care is related to Aetna's proposed acquisition of Coventry Health Care, Inc., which operates a Missouri Medicaid plan called HealthCare USA. Aetna plans to operate HealthCare USA when the Coventry acquisition is completed. Aetna continues to expect that the Coventry acquisition will be completed in mid-2013.

About Aetna
Aetna is one of the nation's leading diversified health care benefits companies, serving approximately 37.3 million people with information and resources to help them make better informed decisions about their health care. Aetna offers a broad range of traditional, voluntary and consumer-directed health insurance products and related services, including medical, pharmacy, dental, behavioral health, group life and disability plans, and medical management capabilities, Medicaid health care management services and health information technology services. Our customers include employer groups, individuals, college students, part-time and hourly workers, health plans, health care providers, governmental units, government-sponsored plans, labor groups and expatriates. For more information, see www.aetna.com.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this press release that are forward-looking, including our projection as to the closing date for the proposed Coventry transaction and our operation of HealthCare USA following completion of the proposed Coventry acquisition, are based on management's estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond our control. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management,

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including, but not limited to: the timing to consummate the proposed Coventry transaction; the risk that a condition to closing of the proposed acquisition may not be satisfied; the risk that one of the applicable required regulatory approvals for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the outcome of pending or future litigation relating to the proposed transaction; the diversion of management time on acquisition- and/or divestiture-related issues; and changes in our future cash requirements, capital requirements, results of operations, financial condition and/or cash flows. Health care reform will significantly impact our business operations and financial results, including our pricing and medical benefit ratios. Components of the legislation will be phased in over the next several years, and we will be required to dedicate material resources and incur material expenses during that time to implement health care reform. Many significant parts of the legislation, including health insurance exchanges, Medicaid expansion, employer penalties and the implementation of minimum medical loss ratios, require further guidance and clarification at both the federal level and/or in the form of regulations and actions by state legislatures to implement the law. In addition, pending efforts in the U.S. Congress to amend or restrict funding for various aspects of health care reform, and the possibility of additional litigation challenging aspects of the law continue to create additional uncertainty about the ultimate impact of health care reform. As a result, many of the impacts of health care reform will not be known for the next several years. Other important risk factors include: adverse changes in health care reform and/or other federal or state government policies or regulations as a result of health care reform or otherwise (including legislative, judicial or regulatory measures that would affect our business model, restrict funding for or amend various aspects of health care reform, limit our ability to price for the risk we assume and/or reflect reasonable costs or profits in our pricing, such as mandated minimum medical benefit ratios, eliminate or reduce ERISA pre-emption of state laws (increasing our potential litigation exposure) or mandate coverage of certain health benefits); adverse and less predictable economic conditions in the U.S. and abroad (including unanticipated levels of, or increases in the rate of, unemployment); our ability to diversify our sources of revenue and earnings (including by expanding our foreign operations), transform our business model and optimize our business platforms; the success of our Accountable Care Solutions and health information technology initiatives; adverse changes in size, product or geographic mix or medical cost experience of membership; managing executive succession and key talent retention, recruitment and development; failure to achieve and/or delays in achieving desired rate increases and/or profitable membership growth due to regulatory review or other regulatory restrictions, the difficult economy and/or significant competition, especially in key geographic areas where membership is concentrated, including successful protests of business awarded to us; failure to adequately implement Health Care Reform; reputational issues arising from our social media activities, data security breaches, other cybersecurity risks or other causes; the outcome of various litigation and regulatory matters, including audits, challenges to our minimum MLR rebate methodology and/or reports, guaranty fund assessments, intellectual property litigation and litigation concerning, and ongoing reviews by various regulatory authorities of, certain of our payment practices with respect to out-of-network providers and/or life insurance policies; our ability to integrate, simplify, and enhance our existing information technology systems and platforms to keep pace with changing customer and regulatory needs; our ability to successfully integrate our businesses (including Medicity, Prodigy Health Group, PayFlex, and Genworth Financial Inc.'s Medicare Supplement business and other businesses we may acquire in the future, including Coventry) and implement multiple strategic and operational initiatives simultaneously; unanticipated increases in medical costs (including increased intensity or medical utilization as a result of flu, increased COBRA participation rates or otherwise; changes in membership mix to higher cost or lower-premium products or membership-adverse selection; increases resulting from unfavorable changes in contracting or re-contracting with providers, and increased pharmacy costs); our ability to manage health care and other benefit costs; adverse program, pricing, funding or audit actions by federal or state government payors, including as a result of sequestration and/or curtailment or elimination of the Centers for Medicare & Medicaid Services' star rating bonus payments; our ability to reduce administrative expenses while maintaining targeted levels of service and operating performance; a downgrade in our financial ratings; our ability to develop and maintain relations with providers while taking actions to reduce medical costs and/or expand the services we offer; our ability to demonstrate that our products lead to access to quality care by our members; our ability to maintain our relationships with third party brokers, consultants and agents who sell our products; increases in medical costs or Group Insurance claims resulting from any epidemics, acts of terrorism or other extreme events; changes in medical cost estimates due to the necessary extensive judgment that is used in the medical cost estimation process, the considerable variability inherent in such estimates, and the sensitivity of such estimates to changes in medical claims payment patterns and changes in medical cost trends; and the ability to successfully implement our agreement with CVS Caremark Corporation on a timely basis and in a cost-efficient manner and to achieve projected operating efficiencies for the agreement. For more discussion of important risk factors that may materially affect Aetna, please see the risk factors contained in Aetna's 2012 Annual Report on Form 10-K ("Aetna's 2012 Annual Report") on file with the Securities and Exchange Commission. You also should read Aetna's 2012 Annual Report for a discussion of Aetna's historical results of operations and financial condition.